Income Taxes (Tables)	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Summary of Income Tax Rate
[a]	The provision for income taxes differs from the expense that would be obtained by applying the Canadian statutory income tax rate as a result of the following:

	2018	2017 [As Adjusted – Note 2]
Canadian statutory income tax rate	26.5%	26.5%
Manufacturing and processing profits deduction	(0.3)	(0.3)
Foreign rate differentials	(2.9)	(0.4)
Losses not benefited	0.8	1.6
Utilization of losses previously not benefited	(0.4)	(0.1)
Earnings of equity accounted investees	(1.6)	(1.4)
Tax on repatriation of foreign earnings	2.7	1.4
Valuation allowance on deferred tax assets [i]	(1.8)	(0.1)
US tax reform [ii]	0.4	(0.8)
Research and development tax credits	(1.7)	(1.2)
Reserve for uncertain tax positions	(1.5)	(0.2)
Non-deductible foreign exchange losses [iii]	0.4	0.3
Impairment of investments [note 4]	0.6	0.1
Others	(0.2)	(0.6)

Effective income tax rate	21.0%	24.8%

[i]

GAAP requires that the Company assess whether valuation allowances should be established or maintained against its deferred tax assets, based on consideration of all available evidence, using a “more-likely-than-not” standard. The factors the Company uses to assess the likelihood of realization are its history of losses, forecasts of future pre-tax income and tax planning strategies that could be implemented to realize the deferred tax assets.

During the year ended December 31, 2018, the Company released certain of its valuation allowance against its deferred tax assets in Canada and India. In the third quarter of 2018, the Company released a portion of its valuation allowance against deferred tax assets on its Canadian capital losses as a result of the anticipated capital gain from the sale of the FP&C business [note 3]. Additionally, over the past few years, some of the Company’s Indian operations have delivered sustained profits which, together with forecasted profits, provided sufficient evidence to support the release of the valuation allowance set up against deferred tax assets in those Indian operations in the fourth quarter of 2018. The net effect of these valuation allowance releases was $52 million.

[ii]

On December 22, 2017, the United States enacted the Tax Cuts and Jobs Act [the “US Tax Reform”], which reduced the U.S. federal corporate tax rate from 35% to 21% beginning in 2018, required companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred and created new taxes on certain foreign-sourced earnings. At December 31, 2017, in accordance with guidance provided by Securities and Exchange Commission Staff Accounting Bulletin No. 118 [”SAB 118”], the Company made a reasonable estimate of its effects and recognized a provisional $23 million net reduction in income tax expense. In the fourth quarter of 2018, the Company completed its analysis of the tax impact and recorded a net increase of $11 million in income tax expense as described below.

Deferred tax assets and liabilities: At December 31, 2017, the Company re-measured certain deferred tax assets and liabilities applying the new tax rate, which resulted in a $61 million reduction to deferred tax expense. At December 31, 2018, the Company completed its analysis of the impact of remeasurement which resulted in no further adjustment to the provisional amount recognized in 2017.

One-time transition tax: This tax is based on the Company’s total post-1986 earnings and profits [“E&P”] that were previously deferred from U.S. income taxes. The Company recorded a provisional $38 million in current income tax expense related to the transition tax at December 31, 2017. In the fourth quarter of 2018, the Company completed its calculation of the one-time transition tax and recorded a $5 million reduction in current income tax expense. In addition, the Company has concluded its re-evaluation of indefinite reinvestment assertions on remaining undistributed foreign earnings, the taxation of which is affected by US Tax Reform, and recognized $16 million in deferred tax expense for withholding taxes associated with the future remittance of the undistributed earnings of the Mexican subsidiaries held by the Magna U.S entities.

Global Intangible Low-Taxed Income [“GILTI”]: In addition to the changes described above, the US Tax Reform contains a new law that may subject the Company to a tax on GILTI, beginning in 2018. FASB allows an accounting policy election of either recognizing deferred taxes for temporary differences expected to reverse as GILTI in future years, or treating such taxes as a current-period expense when incurred. The Company has completed its assessment of GILTI and elected to treat taxes due under the GILTI provision as a current-period expense when incurred.

[iii]

Non-deductible foreign exchange losses are related to the re-measurement of financial statement balances of foreign subsidiaries, primarily in Mexico, that are maintained in a currency other than their functional currency.

Details of Income before Income Taxes by Jurisdiction	[b] The details of income before income taxes by jurisdiction are as follows:

	2018	2017 [As Adjusted – Note 2]
Canadian	$631	$592
Foreign	2,320	2,393

	$2,951	$2,985

Details of Income Tax Provision
[c]	The details of the income tax provision are as follows:

	2018	2017 [As Adjusted – Note 2]
Current
Canadian	$125	$140
Foreign	466	607

	591	747

Deferred
Canadian	24	(7)
Foreign	4	1

	28	(6)

	$619	$741

Summary of Deferred Income Taxes Provided on Temporary Differences
[d]	Deferred income taxes have been provided on temporary differences, which consist of the following:

	2018	2017 [As Adjusted – Note 2]
Tax depreciation in excess of book depreciation	$32	$62
Book amortization (in excess of) less than tax amortization	(1)	10
Liabilities currently not deductible for tax	—	(9)
Net tax losses benefited	(9)	(18)
Change in valuation allowance on deferred tax assets	(52)	(2)
Tax on undistributed foreign earnings	34	8
US tax reform	16	(61)
Others	8	4

	$28	$(6)

Summary of Deferred Tax Assets and Liabilities
[e]	Deferred tax assets and liabilities consist of the following temporary differences:

	2018	2017 [As Adjusted – Note 2]
Assets
Tax benefit of loss carryforwards	$660	$747
Liabilities currently not deductible for tax	150	173
Tax credit carryforwards	57	59
Unrealized loss on cash flow hedges and retirement liabilities	106	75
Others	12	21

	985	1,075
Valuation allowance against tax benefit of loss carryforwards	(506)	(629)
Other valuation allowance	(152)	(129)

	$327	$317

Liabilities
Tax depreciation in excess of book depreciation	220	212
Other assets book value in excess of tax values	50	60
Tax on undistributed foreign earnings	141	105
Unrealized gain on cash flow hedges and retirement liabilities	8	24
Unrealized gain on remeasurement of investments	9	—

	428	401

Net deferred tax liabilities	$(101)	$(84)

Net Deferred Tax Liabilities Presented on Consolidated Balance Sheet

The net deferred tax liabilities are presented on the consolidated balance sheet in the following categories:

	2018	2017 [As Adjusted – Note 2]
Long-term deferred tax assets	$300	$238
Long-term deferred tax liabilities	(401)	(322)

	$(101)	$(84)

Summary of Changes in Gross Unrecognized Tax Benefits
[i]

As at December 31, 2018 and 2017, the Company’s gross unrecognized tax benefits were $198 and $243 million, respectively [excluding interest and penalties], of which $183 and $222 million, respectively, if recognized, would affect the Company’s effective tax rate. The gross unrecognized tax benefits differ from the amount that would affect the Company’s effective tax rate due primarily to the impact of the valuation allowance on deferred tax assets. A summary of the changes in gross unrecognized tax benefits is as follows:

	2018	2017
Balance, beginning of year	$243	$220
Increase based on tax positions related to current year	20	21
(Decrease) increase based on tax positions of prior years	(3)	7
Increase related to acquisitions	8	—
Settlements	(13)	(2)
Statute expirations	(50)	(17)
Foreign currency translation	(7)	14

	$198	$243